Exhibit 35 a)

Depositor: Structured Asset Securities Corporation
745 Seventh Avenue, 8th Floor
New York, NY 10019

Trustee: US Bank, N.A.
One Federal Street, 3rd Floor
Boston, MA 02110

Securities Administrator:

Subject:
Annual Officer's Certification
Fiscal Year: 2006
Securitization: LXS 2006-12N
I, E. Todd Whittemore, the undersigned, a duly authorized officer of Aurora Loan Services LLC (the "Master
Servicer"), do certify the following for the Calendar Year 2006:
1. A review of the activities of the Master Servicer during the preceding calendar year (or portion thereof) and of its performance under the Agreement for such period has been made under my supervision.
2. To the best of my knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under the Agreement in all material aspects throughout 2006 (or applicable portion thereof), or, if there has been a failure to fulfill any such obligation in any material respect, I have specifically identified to the Depositor, and the
Trustee each such failure known to me and the nature and status thereof, including the steps being taken by the
Master Servicer to remedy such default.
Certified by: AURORA LOAN SERVICES LLC
By: /s/ E. Todd Whittemore
Name: E. Todd Whittemore
Title: Executive Vice President

Exhibit 35 b)
AURORA LOAN SERVICES

Depositor: Structured Asset Securities Corporation
Attention: Mortgage Finance LXS 2006-12N
745 7th Avenue, 7th Floor
New York, NY 10019

Master Servicer: Aurora Loan Services LLC
Chris Baker
327 Inverness Drive South
Englewood, CO 80112

Trustee: US Bank N.A.
Structured Finance LXS 2006-12N
One Federal Street, Third Floor
Boston, Massachusetts 02110
Subject: Annual Officer's Certification
Fiscal Year: 2006
Investor Code: F75
Investor Name: LXS 2006-12N
I, Terry Gentry, the undersigned, a duly authorized officer of Aurora Loan Services LLC (the "Servicer"), do certify the following for the Calendar Year 2006:
1. A review of the activities of the Servicer during the preceding calendar year (or portion thereof) and of its performance under the Agreement for such period has been made under my supervision.
2. To the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the
Agreement in all material aspects throughout 2006 (or applicable portion thereof), or, if there has been a failure to fulfill any such obligation in any material respect, I have specifically identified to the Master Servicer, the
Depositor, and the Trustee each such failure known to me and the nature and status thereof, including the steps being taken by the Servicer to remedy such default.

Certified by: AURORA LOAN SERVICES LLC
By /s/ Terry L. Gentry
Name: Terry L. Gentry
Title: Managing Director

Exhibit 35 c)
Countrywide
HOME LOANS
400 Countrywide Way
February 28, 2007 Simi Valley, California 93065-6298

U.S. Bank National Association
One Federal Street, 3rd FL
Boston, MA 02210
OFFICER'S CERTIFICATE

I, Joseph Candelario, hereby certify that I am an officer of Countrywide GP, Inc., general partner of Countrywide Home Loans Servicing LP (the "Servicer"). I further certify, with respect to the applicable servicing agreement relating to the securitization transaction(s)
set forth on Exhib it A attached hereto (the "Servicing Agreement") that:
(a) A review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under the Servicing Agreement has been made under my supervision; and

(b) To the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Servicing Agreement in all material respects throughout such year,

/s/: Joseph Candelario
February 28, 2007
Joseph Candelario
First Vice President
Compliance Officer
Loan Administration
See Deal Name listing on following page.

Exhibit A
SASCO 2006-BC2
SASCO 2006-BC3
SASCO 2006-BC4
SASCO 2006-BC5
LXS 2006-2N
LXS 2006-4N
LXS 2006-ION
LXS 2006-12N
LXS 2006-16N
LXS 2006-18N
CSR 2006-AR1
HARBORVIEW 2006-1
HARBORVIEW 2006-4
GSR 2006-1 F (SUB)
GSR 2006-2F (SUB)
GSR 2006-3 F (SUB)
GSR 2006-5F (SUB)
GSR 2006-6F
GSR 2006-7F
GSR 2006-8F
GSR 2006-9F
SAIL 2006-3
HARBORVIEW 2006-CB1
PRIME 2006-CL I
SARM 2006-1
SARM 2006-10
SARM 2006-11
SARM 2006-2
SARM 2006-3
SARM 2006-4
SARM 2006-5
SARM 2006-7
SARM 2006-8
SARM 2006-9
SARM 2006-12
LXS 2006-3

Exhibit 35 d)

GMAC Mortgage

SERVICER COMPLIANCE STATEMENT (Item 1123)

GMAC Mortgage, LLC

LXS2006-12N

The undersigned, a duly authorized officer of GMAC Mortgage, LLC, as servicer
(the "Servicer"), pursuant to the applicable servicing agreement, does hereby certify that:
1. A review of the Servicer's activities during the period covered by the
Issuing Entity's report on Form 10-K and of the Servicer's performance under the applicable servicing agreement has been made under my supervision.
2. To the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the applicable servicing agreement in all material respects throughout such period.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this
6
th
day of March 2007.

By: /s/ Anthony N. Renzi
Name: Anthony N. Renzi
Title: Executive Vice President

GMAC Mortgage, LLC www.gmacmortgage.com
500 Enterprise Road
Horsham, PA 19044

Ex 35 e)
Indymac LOGO
REG AB 1123 Statement of Compliance

I am an authorized officer for IndyMac Bank, F.S.B, the servicer for the transactions listed on the attached schedule and I certify:
a) A review of IndyMac Bank's activities during the reporting period and of its performance under the applicable servicing agreement has been made under my supervision.
b) To the best of my knowledge, based on such review, except as set forth below
IndyMac Bank has fulfilled all of its obligations under the agreement in all material respects throughout the reporting period.
c) None

By: /s/ Robert M. Abramian
Robert M. Abramian
First Vice President
Home Loans Servicing
Investor Reporting
Indymac Bank
By: /s/ Bart Vincent
Bart Vincent
First Vice President
HLS -Finance
Financial
Indymac Bank

Prepared for: Aurora Loan Services
Date:
February 28, 2007
Ref: EXHIBIT A

www.indymac.com
7700 W. Parmer Lane, Bldg D, Austin TX 78729
EXHIBIT A

137 LXS 2006-12N LB 7/27/06
139 LXS2006-11 7/27/06
140 LMT 2006-4 7/28/06
187 ITF SARM 2006-8 (LB) 8/31/06
188 LXS 2006-14N (LB) 8/31/06
193 ITF LXS 2006-13 8/31/06
234 ITF SARM 2006-4 04/28/06
238 LXS 2006-7 04/28/06
276 ITF LXS 2006-8 05/31/06
286 ITF LXS 2006-1 ON (6-30-06)
294 LMT 2006-5 8-31-06
374 ITF LXS 2006-16N 092906
377 ITF LXS 2006-15 092906
433 LMT 2006-6 09/29/06
441 ITF LXS 2006-17 10/30/06
443 LMT 2006-7 10/30/06
447 LXS2006-18N 11/29/2006
448 LXS2006-19 11/29/2006
449 LMT 2006-8 11/29/2006
903 ITF LXS 2006-2N 1/31/06
4108 LMT 2006-9 12/29/06
4109 LXS2006-20 12/29/06

Exhibit 35 f)

GMAC RFC

SERVICER COMPLIANCE STATEMENT (Item 1123)

Residential Funding Company, LLC

Lehman XS Trust, Series 2006-12N Trust Fund (the "Issuing Entity")

The undersigned, a duly authorized officer of Residential Funding Company, LLC
(formerly Residential Funding Corporation), as servicer (the "Servicer"), does hereby certify that:
1. A review of the Servicer's activities during the period covered by the
Issuing Entity's report on Form 10-K and of the Servicer's performance under the applicable servicing agreement has been made under my supervision.
2. To the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the applicable servicing agreement in all material respects throughout such period.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this
6
th
day of March 2007.

By: /s/ Anthony N. Renzi
Name: Anthony N. Renzi
Title: Managing Director